Supplement to each of the April 30, 2008 Prospectuses, as supplemented, below.
SCHWAB MONEY FUNDS — Sweep Investments®
Schwab Money Market Fund™
Schwab Government Money Fund™
Schwab U.S. Treasury Money Fund™
Schwab Cash Reserves™
SCHWAB ADVISOR CASH RESERVES® — Sweep Investments
SCHWAB VALUE ADVANTAGE MONEY FUND — Institutional Prime Shares™
SCHWAB RETIREMENT ADVANTAGE MONEY FUND™/
SCHWAB INVESTOR MONEY FUND™
SCHWAB MUNICIPAL MONEY FUNDS — Sweep Investments™
Schwab AMT Tax-Free Money Fund™
Schwab Municipal Money Fund™
Schwab California Municipal Money Fund™
Schwab New York AMT Tax-Free Money Fund™
Schwab New Jersey AMT Tax-Free Money Fund™
Schwab Pennsylvania Municipal Money Fund™
Schwab Massachusetts AMT Tax-Free Money Fund™
SCHWAB VALUE ADVANTAGE INVESTMENTS®
Schwab Value Advantage Money Fund® — Investor Shares
Schwab AMT Tax-Free Money Fund™ — Value Advantage Shares™
Schwab Municipal Money Fund™ — Value Advantage Shares™
Schwab California AMT Tax-Free Money Fund™ — Value Advantage Shares™
Schwab California Municipal Money Fund™ — Value Advantage Shares™
Schwab New York AMT Tax-Free Money Fund™ — Value Advantage Shares™
SCHWAB MUNICIPAL MONEY FUND™
SCHWAB VALUE ADVANTAGE MONEY FUND®—
Institutional Shares and Select Shares
The information provided in this supplement is as of April 3, 2009.
This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.
Continued Participation in the Temporary Guarantee Program for Certain Money Market Funds
The Prospectuses are hereby amended and supplemented to reflect the continued participation by each of the funds named above, except the Schwab Government Money Fund and the Schwab U.S. Treasury Money Fund, in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).
The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30,

2009; and on March 31, 2009, the Treasury announced a further extension of the Program for the period from May 1, 2009 through September 18, 2009 (together, the “Program Extensions”). According to the Treasury, the Program will not be extended beyond September 18, 2009. Under the Program, the Treasury guarantees the share price of a participating fund’s shares outstanding as of September 19, 2008 at $1.00 per share if the fund’s net asset value falls below $0.995. The Program does not protect investors who were not shareholders of a participating fund on September 19, 2008. Further, recovery under the Program is subject to certain conditions and limitations.
The cost of participating in the Program and the Program Extensions is borne by a participating fund, and will not be subject to any expense limitation or reimbursement agreement.
The Schwab Government Money Fund and Schwab U.S. Treasury Money Fund have determined not to participate in the Program past April 30, 2009.

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©2009 Charles Schwab & Co., Inc. All Rights Reserved.
Member SIPC. REG47175 (04/09)